SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

     Filed by the Registrant |X|
     Filed by a Party other than the Registrant |_|

     Check the appropriate box:
     |_| Preliminary Proxy Statement     |_|  Confidential, for Use of the
                                              Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
     |X| Definitive Proxy Statement
     |_| Definitive Additional Materials
     |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                DSET CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    |X| No fee required.
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total fee paid:
--------------------------------------------------------------------------------
    |_| Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
--------------------------------------------------------------------------------

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                DSET CORPORATION
                               1011 US HIGHWAY 22
                              BRIDGEWATER, NJ 08807



                                                                     May 4, 1999

To Our Shareholders:

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders of DSET Corporation at 1:00 P.M., local time, on Thursday, June 10, 1999, at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

     It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, AS SOON AS POSSIBLE. Your shares will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.


                                                      Sincerely,


                                                      /s/ William P. McHale, Jr.
                                                      William P. McHale, Jr.
                                                      PRESIDENT AND
                                                        CHIEF EXECUTIVE OFFICER

                                DSET CORPORATION
                               1011 US HIGHWAY 22
                              BRIDGEWATER, NJ 08807


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 10, 1999

     The Annual Meeting of Shareholders (the "Meeting") of DSET CORPORATION, a New Jersey corporation (the "Company"), will be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey, on Thursday, June 10, 1999, at 1:00 P.M., local time, for the following purposes:

(1) To elect five directors to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified;

(2) To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 1999; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of Common Stock of record at the close of business on April 16, 1999 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such shareholders will be open to the examination of any shareholder at the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                             By Order of the Board of Directors,


                                             /s/ Stephen Van Houten
                                             Stephen Van Houten
                                             ASSISTANT SECRETARY

Bridgewater, New Jersey
May 4, 1999

        THE COMPANY'S 1998 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                                DSET CORPORATION
                               1011 US HIGHWAY 22
                              BRIDGEWATER, NJ 08807


                 -----------------------------------------------

                                 PROXY STATEMENT

                 -----------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of DSET Corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Thursday, June 10, 1999 (the "Meeting") at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey at 1:00 P.M., local time, and at any adjournment or adjournments thereof. Holders of record of shares of Common Stock, no par value ("Common Stock"), as of the close of business on April 16, 1999, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 10,341,984 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. The number of votes entitled to be cast at the Meeting is 10,341,984.

     If proxies in the accompanying form are properly executed and returned, the Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted (i) FOR the election of the five nominees named below as Directors, (ii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 1999 and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Shareholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Assistant Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of Shareholders possessing a majority of the shares of Common Stock represented at the Meeting, provided a quorum is present in person or by proxy.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy card, is being mailed to the Shareholders of the Company on or about May 4, 1999. The Annual Report to Shareholders of the Company for the year ended December 31, 1998, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Shareholders of record as of April 16, 1999. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of April 16, 1999.

                              ELECTION OF DIRECTORS

     At the Meeting, five Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified.

     It is the intention of the persons named in the enclosed form of proxy to vote the shares of Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current Board of Directors and nominees for election to the Board are as follows:

                                                         SERVED AS A         POSITIONS WITH
NAME                                        AGE         DIRECTOR SINCE       THE COMPANY
----                                        ---         --------------       --------------

William P. McHale, Jr................       50               1997            President, Chief Executive Officer
                                                                             and Director

S. Daniel Shia.......................       47               1989            Chairman of the Board, Chief
                                                                             Technical Officer and Director

Bruce R. Evans.......................       40               1995            Director

John C. Thibault.....................       45               1998            Director

Jacob J. Goldberg....................       52               1999            Director

     The principal occupations and business experience, for at least the past five years, of each nominee are as follows:

     MR. MCHALE joined the Company in January 1997 as President and Chief Operating Officer and was elected to the Board of Directors in January 1997. In July 1997, he became Chief Executive Officer. Mr. McHale also serves on the Board of Directors of TMN Tools, S.A., the Company's European joint venture. Prior to joining the Company, Mr. McHale was Vice President of Sales and Marketing at F3 Software Corporation from January 1995 to December 1996. From February 1991 to December 1994, Mr. McHale owned and operated a private firm where he periodically provided senior management or consulting services. Mr. McHale also served as President and Chief Executive Officer of each of Mitchell Management Systems from November 1989 to January 1991, and Component Software Corporation from July 1992 to July 1994. Prior to that, Mr. McHale held various sales and marketing positions at IBM, Wang Laboratories and Digital Equipment Corporation.

     MR. SHIA founded the Company and currently serves as its Chairman of the Board and Chief Technical Officer. Mr. Shia served as President from the Company's founding in 1989 until January 1997. Mr. Shia also served as Chief Executive Officer from 1989 until July 1997. Prior to founding the Company, Mr. Shia served as a consultant to Bellcore from October 1985 to January 1989 where he developed OSI protocols and a distributed network management system for a high performance metropolitan area network. From 1983 to October 1985, Mr. Shia was a consultant to AT&T Bell Laboratories.

     MR. EVANS has been a Director of the Company since December 1995. Since 1991, Mr. Evans has been a general partner with Summit Partners, a venture capital firm, where he has been employed since 1986. Mr. Evans serves as a director of Pediatrix Medical Group, Inc., Omtool Ltd. and several privately-held companies.

     MR.  THIBAULT  has been a Director  of the Company  since June 1998.  Since
January  1994,  Mr.   Thibault  has  served  as  President  and  CEO  of  GeoTel
Communications Corporation. From April 1991 to October 1993, Mr.

Thibault served as President and CEO of Coral Network Corporation, a supplier of high-performance, fault-tolerant networking products. Prior to that, from April 1988 to April 1991 Mr. Thibault was an officer of Motorola, Inc. and senior vice president and general manager of Motorola's Codex product division. Prior to joining Motorola, Mr. Thibault held a variety of positions with Wang Laboratories.

     MR. GOLDBERG has been a Director of the Company since March 1999. Since August 1997, Mr. Goldberg has served as President of Telecom Industry Services for Bell Atlantic. From January 1994 to August 1997, Mr. Goldberg served as Vice President of Wholesale Markets for NYNEX overseeing marketing, sales and customer service provided to NYNEX's wholesale customers. Prior to that, from 1989 to December 1993, Mr. Goldberg served as Vice President of Network Interconnection Marketing and Sales and Managing Director of access markets at NYNEX.

     All Directors hold office until the next annual meeting of Shareholders and until their successors shall have been duly elected and qualified. There are no family relationships among any of the Directors, executive officers and key employees of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has a Compensation Committee (the "Compensation Committee"), which approves salaries and incentive compensation for executive officers of the Company and which administers the Company's stock option plans, and an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent accountants. The Compensation Committee currently consists of Bruce R. Evans, S. Daniel Shia and John C. Thibault. The Compensation Committee was reconstituted in December 1997 and August 1998 and held two meetings in 1998. The Audit Committee currently consists of Jacob J. Goldberg and John C. Thibault. The Audit Committee was established in December 1997 and held no meetings in 1998. During 1998, there were seven meetings of the Board of Directors and one action by written consent of Directors. Each incumbent Director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which they served as a Director and the total number of meetings held by the committee on which they served during the period, if applicable.

COMPENSATION OF DIRECTORS

     Directors who are not employees or affiliates of the Company or its subsidiaries, who currently consist of Mr. Thibault and Mr. Goldberg, receive an annual stipend of $10,000 per year and $2,000 for each meeting of the Board of Directors or committee meeting attended. All Directors are reimbursed for reasonable expenses incurred in attending Board meetings.

     Pursuant to the Company's 1993 Stock Option Plan, the Company granted to Elizabeth K. Adams, a former Director, options to purchase 21,000 shares of Common Stock on July 25, 1997 at an exercise price of $4.00 per share. Of such options, 7,000 shares have vested and 7,000 shares will vest on each of July 25, 1999 and July 25, 2000.

     Pursuant to the Company's 1998 Stock Plan, the Company granted to Mr. Thibault options to purchase 25,000 shares of Common Stock on June 8, 1998 at an exercise price of $15.375 per share. The options vest to the extent of one-third of the shares on each of June 8, 1999, 2000 and 2001.

     Pursuant to the Company's 1998 Stock Plan, the Company granted to Mr. Goldberg options to purchase 25,000 shares of Common Stock on March 9, 1999 at an exercise price of $10.75 per share. The options vest to the extent of one-third of the shares on each of March 9, 2000, 2001 and 2002.

     Mr. Evans does not currently hold options to purchase shares of the Company's Common Stock.

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                                       CAPACITIES IN                       IN CURRENT
NAME                                           AGE     WHICH SERVED                        POSITION SINCE
----                                           ---     -------------                       --------------

William P. McHale, Jr..................         50     President, Chief Executive          January 1997
                                                       Officer and Director                (Chief  Executive Officer
                                                                                           since July 1997)

S. Daniel Shia.........................         47     Chairman of the Board,              July 1997
                                                       Chief Technical Officer and
                                                       Director

Paul R. Smith(1).......................         52     Senior Vice President,              February 1999
                                                       Worldwide Sales Network
                                                       Solutions

Susan M. Boykas(2).....................         40     Acting Chief Financial              February 1999
                                                       Officer

Vincent J. Sheu(3).....................         46     Vice President, Carrier             October 1998
                                                       Solutions

Victor W. Mak(4).......................         38     Vice President, Network             October 1998
                                                       Solutions
-----------

(1) Mr. Smith joined the Company in September 1992, and currently serves as Senior Vice President Worldwide Sales Network Solutions. Prior to joining the Company, from 1987 to 1992, Mr. Smith founded and directed The Center for Strategic Communications, a marketing consulting firm serving the telecommunications, health-care and computer industries. Prior to that, Mr. Smith served in various engineering, marketing, sales, product management, strategic planning and business development positions with AT&T Bell Laboratories and AT&T Network Systems from 1968 to 1987.

(2) Ms. Boykas joined the Company in February 1999 and currently serves as Acting Chief Financial Officer. Since April 1992, Ms. Boykas has served as the Principal of Boykas Associates, Inc., a consulting firm providing short and long term outsourced chief financial officer services primarily to technology-based companies. Prior to that, from 1989 through April 1992, Ms. Boykas served as the Chief Financial Officer and Controller of The Museum Company. From 1981 through 1989, Ms. Boykas served in the audit division of Price Waterhouse. Ms. Boykas holds a BS in accounting from Fordham University and is a certified public accountant.

(3) Mr. Sheu joined the Company in August 1995, and currently serves as Vice President, Carrier Solutions. Mr. Sheu served as the Company's Director of Professional Services from August 1995 to April 1997. Mr. Sheu was promoted to Vice President of Professional Services in April 1997 and became Vice President of Carrier Solutions in October 1998. Prior to joining the Company, Mr. Sheu served as a senior manager for DSC Telecom L.P. from January 1992 to August 1995.

(4) Mr. Mak joined the Company in April 1994, and currently serves as Vice President, Network Solutions. Mr. Mak served the Company as an Engineering Manager from April 1994 to April 1996, and as Director of Engineering from April 1996 to April 1997. Mr. Mak was promoted to Vice President of Engineering in April 1997 and became Vice President of Network Solutions in October 1998. Prior to joining the Company, Mr. Mak worked as a research scientist for Bellcore from 1987 to 1994.

     Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified. None of the Company's executive officers is related to any other executive officer or to any Director of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, officers and shareholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All reporting persons are required by SEC regulation to furnish the Company with copies of all reports that such reporting persons file with the SEC pursuant to
Section 16(a).

     Based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's reporting persons received by the Company, William P. McHale, Jr., President and Chief Executive Officer, John C. Thibault, a member of the Board of Directors, and Vincent J. Sheu, Vice President, Carrier Solutions, did not report on a timely basis certain transactions. In particular, Mr. McHale failed to timely report on a Form 4 the cancellation on October 8, 1998 of options to purchase 93,300 shares of Common Stock at an exercise price of $4.00 per share and the receipt of options to purchase 200,000 shares of Common Stock at an exercise price of $6.875 per share on such date. Mr. McHale filed such information on a Form 5 with the SEC on February 5, 1999. Mr. Thibault failed to timely report on a Form 3 his election on June 8, 1998 to the Board of Directors and his receipt on such date of options to purchase 25,000 shares of Common Stock at an exercise price of $15.375 per share. Mr. Thibault filed such information on a Form 5 with the SEC on February 16, 1999. Mr. Sheu failed to timely report on a Form 5 the grant on December 31, 1998 of options to purchase 25,000 shares of Common Stock at an exercise price of $10.375 per share on such date. Mr. Sheu filed such information on a Form 5 with the SEC on April 22, 1999.

     In response to such late filings, the Company has recently developed a new procedure through which it will monitor the transactions that trigger the
Section 16(a) reporting requirements of its applicable reporting persons.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN FISCAL 1998 AND 1997

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during 1998 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 at the end of 1998 (collectively, the "Named Executives") during the years ended December 31, 1997 and 1998.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               LONG-TERM
                                                            ANNUAL COMPENSATION               COMPENSATION
                                                                                                 AWARDS
                                                 ------------------------------------------------------------
                                                                                 OTHER         SECURITIES        ALL OTHER
                                                    SALARY         BONUS         ANNUAL        UNDERLYING       COMPENSATION
    NAME AND PRINCIPAL POSITION         YEAR                                     COMPEN-         OPTIONS
                                                                                 SATION

                (A)
                                                      ($)           ($)           ($)             (#)               ($)
                                        (B)           (C)           (D)           (E)             (G)               (I)
-------------------------------------------------------------------------------------------------------------------------------

William P. McHale, Jr.(1)..........     1998           175,000        68,329            --        200,000(2)          6,744(4)
     President and                      1997           157,500            --            --        364,950(3)         45,171(5)
     Chief Executive Officer

S. Daniel Shia.....................     1998           200,000       100,000      5,800(6)                --          7,218(7)
     Chairman of the  Board  and        1997           198,462        70,165      5,800(6)            12,100          6,805(8)
     Chief Technical Officer

Paul R. Smith......................     1998           167,320        68,750      5,943(6)            20,000          7,901(9)
     Senior Vice President              1997           120,412        89,521      4,100(6)            20,808         6,660(10)
     Worldwide Sales Network
     Solutions

Vincent J. Sheu....................     1998           134,856        42,556            --           100,000         6,766(11)
     Vice President, Carrier            1997           123,707        16,978            --            28,151         4,412(12)
     Solutions

Victor W. Mak......................     1998           144,800        34,953            --            20,000         6,317(13)
     Vice President, Network            1997           117,236        12,452            --            23,409         5,439(14)
     Solutions
-----------

(1)      Mr. McHale joined the Company in January 1997.

(2) In exchange for the cancellation of 93,300 options issued to Mr. McHale in January 1997, such options were issued by the Company in October 1998 at an exercise price of $6.875 per share.

(3) Includes 93,300 options that were cancelled by the Company in October 1998. The 93,300 cancelled options were initially granted in January 1997 at an exercise price of $4.00 per share.

(4) Includes contributions by the Company under the 401(k) Plan of $5,700 and compensation relating to life insurance premiums paid on his behalf of $1,044.

(5) Includes relocation allowance of $44,446 and compensation relating to life insurance premiums paid on his behalf of $725.

(6)      Represents automobile allowance.

(7) Includes contributions by the Company under the 401(k) Plan of $6,000 and compensation relating to life insurance premiums paid on his behalf of $1,218.

(8) Includes contributions by the Company under the 401(k) Plan of $5,700 and compensation relating to life insurance premiums paid on his behalf of $1,105.

(9) Includes contributions by the Company under the 401(k) Plan of $6,000 and compensation relating to life insurance premiums paid on his behalf of $1,901.

(10) Includes contributions by the Company under the 401(k) Plan of $5,700 and compensation relating to life insurance premiums paid on his behalf of $960.

(11) Includes contributions by the Company under the 401(k) Plan of $6,000 and compensation relating to life insurance premiums paid on his behalf of $766.

(12) Includes contributions by the Company under the 401(k) Plan of $4,080 and compensation relating to life insurance premiums paid on his behalf of $332.

(13) Includes contributions by the Company under the 401(k) Plan of $6,000 and compensation relating to life insurance premiums paid on his behalf of $317.

(14) Includes contributions by the Company under the 401(k) Plan of $5,214 and compensation relating to life insurance premiums paid on his behalf of $225.

OPTION GRANTS IN 1998

     The following table sets forth information concerning individual grants of stock options made pursuant to the Company's 1993 Stock Option Plan and 1998 Stock Plan during 1998 to each of the Named Executives. The Company has never granted any stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------------------
                                Individual Grants

-----------------------------------------------------------------------------------------------------------------------

                                                                                            POTENTIAL REALIZABLE VALUE
                                                 PERCENT OF                                              AT
                                 NUMBER OF          TOTAL                                      ASSUMED ANNUAL RATES OF
                                SECURITIES         OPTIONS                                              STOCK
                                UNDERLYING       GRANTED TO     EXERCISE OR                     PRICE APPRECIATION FOR
                                  OPTIONS       EMPLOYEES IN     BASE PRICE                             OPTION
                                  GRANTED          FISCAL                       EXPIRATION             TERM (4)
                                                                                            ---------------------------
            NAME                  (#)(1)          YEAR (3)        ($/Sh)           DATE           5%($)         10%($)
             (A)                    (B)              (C)           (D)             (E)             (F)            (G)
-----------------------------------------------------------------------------------------------------------------------

William P. McHale, Jr........     200,000(2)         23.3%         6.875          10/7/08         864,730    2,191,396


S. Daniel Shia...............             --           --             --               --              --           --


Paul R. Smith................         15,000          1.8%         13.00           2/9/08         122,634      310,780
                                       5,000          0.6%         15.00          3/10/08          47,167      119,531


Vincent J. Sheu..............         30,000          3.5%         13.00           2/9/08         245,269      621,560
                                      45,000          5.3%         15.00          3/10/08         424,504    1,075,776
                                      25,000          2.9%        10.375         12/30/08         163,120      413,377


Victor W. Mak................         15,000          1.8%         13.00           2/9/08         122,634      310,780
                                       5,000          0.6%         15.00          3/10/08          47,167      119,531
-----------

(1) Such options were granted pursuant to the Company's 1993 Stock Option Plan (the "1993 Plan") or the Company's 1998 Stock Plan (the "1998 Plan"). See "Stock Option Plans."

(2) In exchange for the cancellation of 93,300 options issued to Mr. McHale in January 1997, such options were issued in October 1998 at an exercise price of $6.875 per share.

(3) Based on an aggregate of 857,000 options granted to employees in 1998, including options granted to Named Executives.

(4) Based on a grant date fair market value equal to the grant date exercise price per share of the applicable option for each of the Named Executives and assumes no adjustments to the grant date exercise price.

STOCK OPTION PLANS

     The 1993 Plan was adopted by the Board of Directors and became effective on September 15, 1993. The 1993 Plan was approved by the Shareholders of the Company on September 10, 1994. As of February 28, 1999, a total of 1,893,377 shares were reserved for issuance upon the exercise of options granted under the 1993 Plan. Those eligible to receive stock option grants under the 1993 Plan include employees, officers, Directors and consultants. The 1993 Plan is administered by the Compensation Committee of the Board of Directors of the Company. Upon consummation of the Company's initial public offering in April 1998 (the "IPO"), no further grants were made under the 1993 Plan.

     Subject to the provisions of the 1993 Plan, the administrator of the 1993 Plan has the discretion to determine the optionees, the type of options to be granted (incentive stock options ("ISOs") or non-qualified stock options ("NQSOs")), the vesting provisions, the terms of the grants and such other related provisions as are consistent with the 1993 Plan. The exercise price of an option may not be less than the fair market value per share of the Common Stock on the date of grant or, in the case of any optionee who owns 10% or more of the total combined voting power of all classes of stock of the Company, not less than 110% of the fair market value per share on the date of grant. The 1993 Plan provides that upon listing on the Nasdaq National Market, the fair market value shall be the closing price for Common Stock of the Company on the last trading day prior to the grant date.

     The  options  terminate  not more  than ten  years  from the date of grant, subject to earlier termination on the optionee's death, disability or termination of employment with the Company, but provide that the term of any options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company may be no longer than five years. Generally, options under the 1993 Plan vest over four years from the date of grant. Options are not assignable or otherwise transferable except by will or by the laws of descent and distribution. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, or the sale of all or substantially all of the Company's assets in which the successor corporation does not assume outstanding options or issue substantially equivalent options, all outstanding options accelerate and become exercisable in full for a period of at least ten days.

     At the Board of Directors' discretion, the Company (or the Company's assignees) may reserve a right of first refusal to purchase any shares of stock that may be purchased upon the exercise of options granted under the 1993 Plan that an optionee may propose to transfer to a third party. In addition, the Company may reserve a right to repurchase all shares held by an optionee upon the optionee's termination of employment or service with the Company, for any reason, within a specified time as determined by the Board of Directors at the time of grant. The Company may repurchase such terminated optionee's shares at
(i) the optionee's original purchase price (provided that the right to repurchase at such price shall lapse at the rate of 20% per year from the date of grant), (ii) the fair market value of such shares as determined by the Board of Directors in good faith or (iii) a price determined by formula or other provision set forth in the grant of stock options.

     The 1998 Plan was adopted by the Board of Directors on December 31, 1997 and was approved by the Shareholders of the Company in February 1998. The 1998 Plan became effective on the date of the consummation of the IPO and shall terminate ten years from such date. A total of 1,800,000 shares are reserved for issuance upon the exercise of options and/or stock purchase rights granted under the 1998 Plan, 477,500 of which had been granted as of February 28, 1999. Those eligible to receive stock option grants or stock purchase rights under the 1998 Plan include employees, non-employee Directors and consultants. The 1998 Plan is administered by the Compensation Committee of the Board of Directors of the Company.

     Subject to the provisions of the 1998 Plan, the administrator of the 1998 Plan shall have the discretion to determine the optionees and/or grantees, the type of options to be granted ("ISOs" or "NQSOs"), the vesting provisions, the terms of the grants and such other related provisions as are consistent with the 1998 Plan. The exercise price of an ISO may not be less than the fair market value per share of the Common Stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the outstanding capital stock of the Company, not less than 110% of the fair market value per share on the date of grant. The exercise price of a NQSO may not be less than 85% of the fair market value per share of the Common Stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the outstanding capital stock of the Company, not less than 110% of the fair market value per share on the date of grant. The purchase price of shares issued pursuant to stock purchase rights may not be less than 50% of the fair market value of such shares as of the offer date of such rights.

     The  options  terminate  not more  than ten  years  from the date of grant, subject to earlier termination on the optionee's death, disability or termination of employment with the Company, but provide that the term of any options granted to a holder of more than 10% of the outstanding shares of capital stock may be no longer than five years. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets in which the successor corporation does not assume outstanding options or issue equivalent options, the Board of Directors of the Company is required to provide accelerated vesting of outstanding options.

AGGREGATED OPTION EXERCISES IN 1998 AND YEAR-END OPTION VALUES

     The following table sets forth information concerning each exercise of options during 1998 by each of the Named Executives and the year end value of unexercised in-the-money options.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


--------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                                SECURITIES                VALUE OF
                                                                                UNDERLYING               UNEXERCISED
                                                                                UNEXERCISED             IN-THE-MONEY
                                                                                OPTIONS AT               OPTIONS AT
                                                                                 FISCAL                    FISCAL
                                         SHARES                                 YEAR-END                  YEAR-END
                                       ACQUIRED ON           VALUE                 (#)                     ($) (1)
                                        EXERCISE           REALIZED            EXERCISABLE/              EXERCISABLE/
               NAME                        (#)                ($)              UNEXERCISABLE            UNEXERCISABLE
               (A)                         (B)                (C)                   (D)                      (E)
--------------------------------------------------------------------------------------------------------------------------

William P. McHale, Jr...........            56,250            714,937         67,912/347,488         472,876/1,720,111(2)

S. Daniel Shia..................           157,500          1,798,762        700,507/195,050         6,466,384/1,604,074

Paul R. Smith...................                --                 --         79,343/49,154            716,604/222,804

Vincent J. Sheu.................            11,250            108,197          9,149/129,076            70,845/222,951

Victor W. Mak...................                --                 --        119,682/39,205          1,132,745/139,286
-----------

(1) Based on a year end fair market value of the underlying securities equal to $10.375, less the exercise price payable for such shares.

(2) Includes 200,000 options issued by the Company in October 1998 at an exercise price of $6.875 per share. Such options were issued in exchange for the cancellation of 93,300 options issued to Mr. McHale in January 1997.

OPTION REPRICINGS IN 1998

                            10-YEAR OPTION REPRICINGS

--------------------------------------------------------------------------------------------------------------------------
                                                           MARKET
                                          NUMBER OF        PRICE OF                                         LENGTH OF
                                         SECURITIES        STOCK AT                                          ORIGINAL
                                         UNDERLYING        TIME OF      EXERCISE PRICE                     OPTION TERM
                                           OPTIONS        REPRICING        AT TIME OF         NEW          REMAINING AT
                                         REPRICED OR         OR           REPRICING OR      EXERCISE          DATE OF
           NAME               DATE         AMENDED        AMENDMENT        AMENDMENT         PRICE         REPRICING OR
                                             (#)             ($)              (#)             ($)           AMENDMENT
           (A)                 (B)           (C)             (D)              (E)             (F)               (G)
--------------------------------------------------------------------------------------------------------------------------
William P. McHale, Jr.        10/8/98      200,000(1)       6.875            4.00            6.875         8 yrs. 9 mos.

--------------------------------------------------------------------------------------------------------------------------

(1) In exchange for the cancellation of 93,300 options issued to Mr. McHale in January 1997, such options were issued by the Company in October 1998.

EMPLOYMENT   CONTRACTS,   TERMINATION  OF   EMPLOYMENT   AND   CHANGE-IN-CONTROL
ARRANGEMENTS

     William P. McHale, Jr., President and Chief Executive Officer, entered into an employment agreement with the Company in November 1998. He currently receives an annual salary of $175,000 and is eligible for an annual bonus of up to $140,000, the amount and payment of which is within the discretion of the Compensation Committee of the Board of Directors. The Company also has agreed, subject to certain restrictions, to pay Mr. McHale twelve months salary continuation in the event that Mr. McHale is terminated without cause, and the equivalent of twelve months salary, payable in a lump sum, in the event Mr. McHale is terminated without cause in connection with a change in control of the Company. See "Certain Relationships and Related Transactions" for a loan transaction between the Company and Mr. McHale.

     S. Daniel Shia, Chairman of the Board and Chief Technical Officer, entered into a five-year employment agreement with the Company commencing October 1, 1996. Under such agreement, he is currently entitled to an annual salary of $200,000. Mr. Shia is eligible for an annual bonus, the amount and payment of which is within the discretion of the Compensation Committee of the Board of Directors provided that Mr. Shia shall receive a minimum bonus equal to 50% of his annual salary multiplied by a percentage equal to the Company's actual pre-tax profit divided by the budgeted pre-tax profit for the applicable year. The Company also has agreed, subject to certain restrictions, to pay Mr. Shia the equivalent of two years salary in the event Mr. Shia is terminated without cause.

     Paul A. Lipari, the Company's former Chief Financial Officer, Treasurer and Secretary resigned his positions from the Company on February 17, 1999.

     Each of the Company's executive officers has agreed to maintain the confidentiality of Company information and, for a period of time following the termination of employment, not to solicit the Company's customers or employees. In addition, each of Messrs. McHale and Shia has agreed that during the term of his employment and thereafter for a period of two years, with respect to Mr. Shia, and one year, with respect to Mr. McHale, such person will not compete with the Company in any state or territory of the United States, or any other country, where the Company does business by engaging in any capacity in any business which is competitive with the business of the Company.

     The Company has executed indemnification agreements with each of its executive officers and Directors pursuant to which the Company has agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

     The  Company   generally   requires   its   employees   to   maintain   the
confidentiality of Company information and to assign inventions to the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of, and during 1998 consisted of, Bruce
R. Evans, S. Daniel Shia and John C. Thibault. There are no, and during 1998 there were no, Compensation Committee Interlocks.

     In December 1995, the Company sold an aggregate of 676,361 shares of Series A Stock at an aggregate purchase price of $10.0 million to Summit Ventures IV, L.P. and Summit Investors II, L.P. (collectively, "Summit"). The Company, pursuant to the Preferred Stock purchase agreement with Summit (the "Summit Agreement"), repurchased an aggregate of 3,043,625 shares of Common Stock from certain existing shareholders of the Company for an aggregate of $10.0 million. Among such shareholders, the Company repurchased from Mr. Shia and certain of his relatives an aggregate of 1,031,472 shares of Common Stock. All shares of Series A Stock outstanding as of the consummation of the IPO were automatically converted into an aggregate of 3,043,625 shares of Common Stock. In connection with such Series A Stock transaction, Bruce R. Evans, a general partner of Summit, was elected to the Company's Board of Directors as Summit's designee. In September 1996, the Company, pursuant to certain covenants in the Summit Agreement, issued to Summit, for no additional consideration, warrants (the "Summit Warrants") to purchase up to a maximum of 185,331 shares of Common Stock.

     The shares of Common Stock issued pursuant to the conversion of the Series A Stock and the shares of Common Stock issuable upon the exercise of the Summit Warrants are entitled to certain registration rights. Pursuant to the Summit Agreement, at any time, the holders of at least 25% of the aggregate of the Common Stock issued upon the conversion of the Series A Stock and the Common Stock otherwise held by Summit (including the shares issuable upon the exercise of the Summit Warrants) (the "Registrable Securities") have the right, subject to certain restrictions set forth in the Summit Agreement, to require that the Company register the Registrable Securities requested by such holders at the Company's expense (on no more than two occasions) under the Securities Act of 1933, as amended (the "Securities Act"). The Company is not, however, required to register any Registrable Securities unless such shares represent at least 25% of the Registrable Securities, or, if less than 25%, if the anticipated aggregate offering price exceeds $5.0 million.

     The holders of Registrable Securities have the right to an unlimited number of registrations on Form S-3. Also pursuant to the Summit Agreement, if, at any time, the Company proposes to register any of its Common Stock under the Securities Act for sale to the public, the holders of the Registrable Securities have unlimited piggyback registration rights at the Company's expense, subject to certain restrictions set forth in the Summit Agreement.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Composite Index and a Peer Group (capitalization weighted) for the period beginning on the date on which the SEC declared effective the Company's Form 8-A Registration Statement pursuant to Section 12 of the Exchange Act and ending on the last day of the Company's last completed fiscal year.

                 COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)

                  Among the Company, the Nasdaq Composite Index
                            and a Peer Group Index(4)
                            (Capitalization Weighted)









                           [PERFORMANCE GRAPH GOES HERE]













                                  Base Period
     Company/Index Name         March 12, 1998     March 31, 1998     June 30, 1998    September 30, 1998     December 31, 1998
--------------------------     ----------------   ----------------   ---------------  --------------------   -------------------
DSET Corporation.............      $ 100.00           $ 116.80           $ 94.53            $ 53.13                $ 64.84

Nasdaq Composite Index.......        100.00             104.06            107.41              96.02                 124.30

Peer Group Index.............        100.00             103.83            108.92              79.21                 106.91
-----------

(1)      Graph assumes $100 invested on March 12, 1998  in the Company's  Common
         Stock,  the   Nasdaq  Composite  Index   and   the   Peer  Group  Index
         (capitalization weighted).

(2)      Cumulative total return assumes reinvestment of dividends.

(3)      Year ended December 31.

(4) The Company has constructed a Peer Group Index consisting of Vertel, Evolving Systems, Micromuse, TTI Team Telecom, Architel and Concord Communications. The Company believes that these companies most closely resemble the Company's business mix and that their performance is representative of the industry.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report:

     The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum Company performance by aligning the executives' interest with that of shareholders by basing a portion of compensation on corporate performance.

     Each of the Named Executives have executed employment agreements which establishes salaries and other terms of employment. The Compensation Committee, however, generally reviews and determines base salary levels for executive officers of the Company at or about the start of the fiscal year and determines actual bonuses after the end of the fiscal year based upon Company and individual performance.

     The Company's executive officer compensation program is comprised of base salary, discretionary annual cash bonuses, stock options and various other benefits, including medical insurance and a 401(k) Plan, which are generally available to all employees of the Company.

     Salaries, whether established pursuant to contract or otherwise, are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

     Bonuses are paid on a quarterly or on an annual basis and are discretionary. The amount of bonus is based on criteria which are designed to effectively measure a particular executive's attainment of goals which relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on operational and financial results of the Company and focuses on the contribution to these results of a business unit or division, and the executive's individual performance in achieving the results.

     The stock option program is designed to relate executives' long-term interests to shareholders' long-term interests. In general, stock option awards are granted if warranted by the Company's growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

     On October 8, 1998, the Compensation Committee unanimously approved offering the current Chief Executive Officer new stock options to purchase 200,000 shares of the Company's Common Stock at an exercise price of $6.875 per share (the "New Options") in exchange for the cancellation of 93,300 options issued to the Chief Executive Officer at $4.00 per share in January 1997 (the "Old Options"). The Old Options vested upon the earlier of July 30, 2007 or the date upon which the Company achieved certain earnings milestones. The Company issued the New Options in order to pursue its commitment to increase the overall compensation package of the Chief Executive Officer as compared to chief executive officers of comparable companies, and to increase the short-term incentive compensation of the Chief Executive Officer. In addition, the Company offered the New Options as part of its commitment to retain key officers and employees, particularly in light of the highly competitive labor market for such personnel.

     Based on review of available information, the Committee believes that the current Chief Executive Officer's total annual compensation is reasonable and appropriate given the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as the completion of the Company's initial public offering, changes in the market for telecommunications network management solutions and services and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer's compensation.

                             Compensation Committee Members:

                             Bruce R. Evans, S. Daniel Shia and John C. Thibault

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     There were, as of March 15, 1999, approximately 96 holders of record and 2,022 beneficial holders of the Company's Common Stock. The following table sets forth certain information, as of March 15, 1999, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees) and Named Executives, and (iii) all Directors and officers as a group.

                                                                   AMOUNT AND NATURE OF                     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                           BENEFICIAL OWNERSHIP(1)                  OF CLASS(2)
------------------------------------                              --------------------                     --------

(i)      Certain Beneficial Owners:
Summit Partners
   600 Atlantic Avenue, Suite 2800
   Boston, Massachusetts  02210........................                  1,172,922(3)                        11.2%
(ii)     Directors (which includes all nominees) and
         Named Executives:
William P. McHale, Jr..................................                     86,417(4)                          *
S. Daniel Shia.........................................                  1,481,213(5)                         14.0
Bruce R. Evans.........................................                  1,172,922(6)                         11.2
Elizabeth K. Adams.....................................                      7,000(7)                          *
John C. Thibault.......................................                         --                             *
Jacob J. Goldberg......................................                         --                             *
Paul R. Smith..........................................                    288,271(8)                          2.7
Vincent J. Sheu........................................                     44,616(9)                          *
Victor W. Mak..........................................                    163,686(10)                         1.5
(iii)    All Directors and officers as a
         group (9 persons).............................                  3,244,125(11)                        29.4%
-----------

*        Less than 1%

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership for each holder is based on 10,336,196 shares of Common Stock outstanding on March 15, 1999, plus any Common Stock equivalents and presently exercisable stock options or warrants held by each such holder, and options or warrants held by each such holder which will become exercisable within 60 days after March 15, 1999.

(3) Includes 1,036,776 shares held by Summit Ventures IV, L.P. and 43,480 shares held by Summit Investors II, L.P. Also includes 88,746 shares and 3,920 shares purchasable upon exercise of warrants exercisable as of March 15, 1999 or sixty days thereafter held by Summit Ventures IV, L.P. and Summit Investors II, L.P., respectively. Excludes an aggregate of 92,665 shares underlying warrants exercisable thereafter. The address of both entities is 600 Atlantic Avenue, Suite 2800, Boston, Massachusetts 02210. The respective general partners of these entities exercise sole voting and investment power with respect to the shares owned by such parties. See Note 6 for information relating to such general partners.

(4) Includes 67,912 shares of Common Stock underlying options which are or may be exercisable as of March 15, 1999 or 60 days after such date. Also includes 16,005 shares held by Mr. McHale's wife and 2,500 shares held by Mr. McHale's children.

(5) Consists of 1,108,560 shares held by Mr. Shia and 237,668 shares purchasable upon the exercise of options held by Mr. Shia which are exercisable as of March 15, 1999 or sixty days thereafter. Also includes 134,985 shares held by Mr. Shia's wife.

(6) Represents the shares beneficially owned by Summit Ventures IV, L.P. and Summit Investors II, L.P. See Note 3 above. Mr. Evans is a general partner of Summit Investors II, L.P. and is a general partner of Stamps, Woodsum & Co. IV, which is the general partner of Summit Partners IV, L.P., which is the general partner of Summit Ventures IV, L.P. The general partners of Stamps, Woodsum & Co. IV are E. Roe Stamps, IV, Stephen G. Woodsum, Gregory M. Avis, Martin J. Mannion, John A. Genest, Ernest K. Jacquet, Bruce R. Evans, Walter G. Kortschak, Thomas S. Roberts and Joseph F. Trustey. Each of such general partners disclaims beneficial ownership of the shares held by Summit Ventures IV, L.P., except to the extent of their respective pecuniary interest therein. Mr. Evans may be deemed to share voting and investment power with respect to all shares held by the partnerships. Mr. Evans expressly disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(7) Includes 7,000 shares of Common Stock underlying options which are or may be exercisable as of March 15, 1999 or 60 days after such date. Ms. Adams resigned as a Director of the Company effective April 30, 1999.

(8) Includes 97,297 shares of Common Stock underlying options which are or may be exercisable as of March 15, 1999 or 60 days after such date.

(9) Includes 34,947 shares of Common Stock underlying options which are or may be exercisable as of March 15, 1999 or 60 days after such date.

(10) Includes 133,024 shares of Common Stock underlying options which are or may be exercisable as of March 15, 1999 or 60 days after such date.

(11)     See Notes 4 through 10.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Evans was appointed to the Board of Directors as the designee of Summit. See "Compensation Committee Interlocks and Insider Participation."

     On July 22, 1997, the Company loaned $100,000 to Paul A. Lipari, the Company's former Chief Financial Officer, Treasurer and Secretary, on an unsecured basis, at an adjustable interest rate (initially 5.37% per annum). Such loan was due and payable on July 22, 2002. Mr. Lipari paid the outstanding balance of such loan from the net proceeds received by Mr. Lipari, as a Selling Shareholder, upon the consummation of the IPO.

     On November 17, 1998, the Company loaned $150,000 to William P. McHale, Jr., the Company's President and Chief Executive Officer, on an unsecured basis, at an adjustable interest rate (initially 5.13% per annum). Such loan is due and payable on May 16, 2000.

     The Board of Directors of the Company has adopted a policy requiring that any future transactions between the Company and its officers, Directors, principal shareholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Company's Board of Directors.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company intends, subject to Shareholder approval, to retain PricewaterhouseCoopers LLP as independent auditors of the Company for the year ending December 31, 1999. PricewaterhouseCoopers LLP also served as independent auditors of the Company for 1998. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1999.

     One or more representatives of PricewaterhouseCoopers LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Shareholders.

                             SHAREHOLDERS' PROPOSALS

     Shareholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Shareholders must advise the Assistant Secretary of the Company of such proposals in writing by January 11, 2000.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

     DSET CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS SHAREHOLDERS OF RECORD ON APRIL 16, 1999, AND TO EACH BENEFICIAL SHAREHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO STEPHEN VAN HOUTEN, ASSISTANT SECRETARY, DSET CORPORATION, 1011 US HIGHWAY 22, BRIDGEWATER, NEW JERSEY 08807. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                             By Order of the Board of Directors,




                                             /s/ Stephen Van Houten
                                             Stephen Van Houten,
                                             ASSISTANT SECRETARY
Bridgewater, New Jersey
May 4, 1999

                                DSET CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby constitutes and appoints William P. McHale, Jr. and Stephen Van Houten, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of DSET Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey at 1:00 P.M., local time, on Thursday, June 10, 1999, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Shareholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

A [X] Please mark your votes as in this example.

1.   ELECTION OF                FOR          WITHHELD     Nominees:
     DIRECTORS.                 [ ]            [ ]        William P. McHale, Jr.
     VOTE FOR all the nominees listed at right;           S. Daniel Shia
     except vote withheld from the following              Bruce R. Evans
     nominees(s) (if any)                                 John C. Thibault
                                                          Jacob J. Goldberg
---------------------------------

2. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1999.

        FOR                       AGAINST                ABSTAIN
       [   ]                      [     ]                [     ]

3. In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

                    I will                I will not
                    [    ]                  [     ]
                         attend the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Shareholder          Signature of Shareholder        Dated:
                        ---------                         -------       --------
                                                  IF HELD JOINTLY

NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF THE SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.